UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 7, 2005

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, New York 14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 218-3600

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a.12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At meetings held on April 7 and 8, 2005, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) and the Board, as indicated, took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its executive officers.

Approval of Fiscal 2006 Base Salaries

The Committee set annual base salaries, for the fiscal year ending February 28, 2006 (“FY 2006”), for certain of the Company’s senior management personnel, including its executive officers. The following table sets forth the annual base salary levels for Fiscal 2006 of those executive officers identified below:

Name And Position	FY 2006 Base Salary
Richard Sands, Chairman of the Board and Chief Executive Officer	$ 1,000,000
Robert Sands, President and Chief Operating Officer	$ 820,000
Stephen B. Millar, Chief Executive Officer, Constellation Wines*	$ 726,294*
Alexander L. Berk, Chief Executive Officer, Constellation Beers and Spirits	$ 584,768
Thomas S. Summer, Executive Vice President and Chief Financial Officer	$ 441,334
__________________
*   Mr. Millar is paid in Australian dollars.   The amount appearing in this table has been converted into United States dollars at a conversion rate of Australia A$1 =
      US$ 0.79.

FY 2005 Incentive Awards

The Committee determined the amount to be paid as annual incentive awards under the Company’s Annual Management Incentive Plan (the “Annual Bonus Plan”) in accordance with its 2005 Fiscal Year Award Program (the “2005 Bonus Program”). With respect to the Company's executive officers, the amounts of awards were calculated in accordance with the terms of the 2005 Bonus Program based on three variables: the participant’s management position, salary and achieved Company performance for the plan year. Awards were based on a percentage of base salary. Performance targets are based on operating income, using the first-in, first-out method of accounting for inventory valuation before adjustments are made for reserves. The following table sets forth cash payments to those executive officers identified below in respect of their annual incentive awards for the fiscal year ended February 28, 2005 ("FY 2005"):

Name	Award
Richard Sands	$ 1,154,250
Robert Sands	$ 911,250
Stephen B. Millar*	$ 631,876*
Alexander L. Berk	$ 630,200
Thomas S. Summer	$ 412,478
___________________
*   Mr. Millar is paid in Australian dollars.    The amount appearing in this table has been converted into United States dollars at a conversion rate of Australia A$1 =
      US$ 0.79.

Criteria for 2006 Fiscal Year Incentive Awards

The Committee adopted the 2006 Fiscal Year Award Program (the “2006 Bonus Program”) establishing the criteria and the targets under the Annual Bonus Plan for FY 2006.  Awards will be based on a percentage of base salary, depending upon the participant's management position, and achieved performance.  With respect to the Company's executive officers, performance will be based solely upon achieved Company performance for the plan year, with potential awards ranging from a minimum of 15% to a maximum of 200% of base salaries for executive officers. The amount of awards will be calculated based on the same variables used in the 2005 Bonus Program and summarized above, including performance targets being based on operating income, using the first-in, first-out method of accounting for inventory valuation before adjustments are made for reserves.

Stock Option Awards

The Committee awarded options to purchase shares of its Class A Common Stock under its Amended and Restated Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of its management personnel, including its executive officers. The form of Memorandum attached as an Exhibit 99.1 to this Report and incorporated herein by reference sets forth the terms and conditions of awards under the Stock Plan. The following table sets forth information regarding grants to those executive officers identified below:

Name	Number Of Stock Options (1)(3)	Exercise Price Per Share (2)(3)
Richard Sands	78,100	$ 54.47
Robert Sands	64,000	$ 54.47
Stephen B. Millar	32,400	$ 54.47
Alexander L. Berk	26,900	$ 54.47
Thomas S. Summer	20,300	$ 54.47
___________________
(1)  Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment. The options become fully exercisable on April 7, 2009 provided that the option holder remains employed on that date. The options may also become exercisable, in whole or in part, if the option holder remains employed when the Company attains the following stock price levels: (a) 25% become exercisable if the per share closing price for the Class A Common Stock exceeds $62.64 for 15 consecutive trading days; (b) an additional 25% become exercisable if the per share closing price for the Class A Common Stock thereafter exceeds $72.04 for 15 consecutive trading days; and (c) the remaining 50% become exercisable if the per share closing price for the Class A Common Stock thereafter exceeds $82.85 for 15 consecutive trading days. Under the terms of the Stock Plan, options become fully exercisable immediately in the event of a change in control.

(2)   The exercise price is equal to the closing price of the Class A Common Stock on the New York Stock Exchange on April 7, 2005.

(3)   As previously announced, the Company's Board of Directors approved a two-for-one stock split to be distributed in the form of a stock dividend on, or about, May 13, 2005, to stockholders of record on April 29, 2005.  Pursuant to the terms of the stock split, each holder of Class A Common Stock will receive one additional share of Class A Common Stock for each share of Class A Common Stock held as of the record date.  The number of stock options and the exercise price per share set forth in the table do not reflect the impact of this stock split.

Third Amendment to Supplemental Executive Retirement Plan

The Board approved the Third Amendment to the Company’s Supplemental Executive Retirement Plan (“SERP”). This amendment permanently suspends any further deferral of benefits under the SERP for executive officers after December 31, 2004 and transfers any unvested benefits accrued by executive officers under the SERP prior to December 31, 2004 to the 2005 SERP (discussed below) effective as of April 8, 2005. This amendment also merges benefits from another non-qualified deferred compensation plan assumed by the Company in its acquisition of The Robert Mondavi Corporation into the SERP for administrative convenience. This amendment is intended to segregate SERP benefits that are not required to comply with Section 409A of the Internal Revenue Code (as added by the American Jobs Creation Act of 2004) from deferrals of compensation that are subject to the new rules under Section 409A. A copy of the Third Amendment as approved by the Board is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Adoption of 2005 Supplemental Executive Retirement Plan

The Board also adopted a new 2005 Supplemental Executive Retirement Plan (the “2005 SERP”) effective as of April 8, 2005 to replace the SERP with respect to compensation deferred after December 31, 2004 and unvested amounts transferred from the SERP. Federal tax laws limit the amount of benefits that may be provided under the Constellation Brands, Inc. 401(k) and Profit Sharing Plan (“401(k) Plan”) in order to maintain its favorable tax-qualified status. The 2005 SERP makes participants whole for certain employer contributions that are not provided under the 401(k) Plan due to limitations under Section 401(a)(17) and Section 415 of the Internal Revenue Code. Amounts deferred under the 2005 SERP are credited with earnings under investment options as permitted by the Company from time to time. Amounts under the 2005 SERP generally vest as provided under the 401(k) Plan, except that all benefits fully vest upon a Change in Control (as defined in the 2005 SERP), and are distributed to participants in a manner intended to comply with distribution requirements under Section 409A of the Internal Revenue Code. A copy of the Company’s 2005 Supplemental Executive Retirement Plan as adopted and approved by the Board is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

Further Information

Additional information regarding compensation awarded to certain of the Company’s executive officers for FY 2005 will be provided in the Company’s proxy statement for the Company’s 2005 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in June 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

   (c)     The following exhibits are furnished as part of this Form 8-K

   No.    Description

   99.1   Form of Terms and Conditions Memorandum with respect to the Company's Long-Term Stock Incentive Plan.

   99.2   Third Amendment to the Company's Supplemental Executive Retirement Plan.

   99.3   2005 Supplemental Executive Retirement Plan of the Company.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.

Date: April 13, 2005	By:	/s/ Thomas S. Summer
Thomas S. Summer, Executive Vice President
and Chief Financial Officer

Exhibit Number	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

99.1	Form of Terms and Conditions Memorandum with respect to the Company's Long-Term Stock Incentive Plan.

99.2	Third Amendment to the Company's Supplemental Executive Retirement Plan.

99.3	2005 Supplemental Executive Retirement Plan of the Company.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.